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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                              September 16, 1997
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                       (Date of earliest event reported)


                          Commonwealth Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                                 0-27942                             23-2828883
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(State or other jurisdiction         (Commission File Number)                 (IRS Employer
of incorporation)                                                       Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                                    19401
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(Address of principal executive offices)                                             (Zip Code)


                                (610) 251-1600
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              (Registrant's telephone number, including area code)


                                Not Applicable
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  (Former name, former address and former fiscal year, if changed since last report)





                               Page 1 of 5 Pages.
                        Exhibit Index appears on page 2.
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ITEM 5.  OTHER EVENTS

         On September 25, 1997, Commonwealth Bancorp. Inc. (the "Company") announced that it has completed its previously announced program to repurchase
0.9 million shares of its outstanding common stock. For additional information, reference is made to the Press Release, dated September 16, 1997, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On September 16, 1997, the Company announced that its Board of Directors declared a cash dividend of $0.07 per share payable on October 10, 1997 to shareholders of record at the close of business on September 26, 1997. For additional information, reference is made to the Press Release, dated September 16, 1997, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

         (a)     Financial Statements.

                 Not Applicable.

         (b)     Pro Forma Financial Information.

                 Not Applicable

         (c)     Exhibits:

                 99.1            Press Release dated September 25, 1997

                 99.2            Press Release dated September 16, 1997





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           COMMONWEALTH BANCORP, INC.



Date:  September 26, 1997                  By:     /s/Charles M. Johnston
                                                   ---------------------------
                                                   Charles M. Johnston
                                                   Chief Financial Officer





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